SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC   20549

                               ________________________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  January 25, 1995

                                   AMP Incorporated
                (Exact name of registrant as specified in its charter)


             Pennsylvania              1-4235               23-0332575
      (State of Incorporation)      (Commission           (IRS Employer
                                    File Number)     Identification Number)


               P.O. Box 3608
               Harrisburg, Pennsylvania                     17105-3608
       (Address of Principal Executive Offices)             (Zip Code)


         Registrant's telephone number, including area code:  (717) 564-0100

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     ITEM 5.   Other Events.

          On January 25, 1995, the Board of Directors of AMP Incorporated, a Pennsylvania corporation ("AMP"), declared a two-for-one split of AMP's Common Stock without par value (the "Common Stock"). Each share of the Common Stock issued as of the close of business on February 6, 1995, including the shares then held by AMP in treasury, will be changed into two shares of Common Stock. On or about March 1, 1995 AMP will distribute to each shareholder of record at the close of business on February 6, 1995 a certificate or certificates representing one additional share of Common Stock for each share of Common Stock registered in the name of such shareholder.

          As permitted under Section 1914(c)(3)(ii) of the Pennsylvania Business Corporation Law of 1988, as amended, the Board of Directors also increased the number of authorized shares of Common Stock from 350,000,000 to 700,000,000, in proportion to the two-for-one stock split. AMP's Restated Articles of Incorporation will be amended effective February 6, 1995 to reflect this change in the authorized Common Stock, and an appropriate listing will be timely filed with the New York Stock Exchange Inc. with respect to the additional issued Common Stock, the additional authorized Common Stock, and the additional accompanying Common Stock purchase rights in connection with the two-for-one stock split. Pursuant to Section 1914(c)(3)(ii), this amendment of the Restated Articles of Incorporation was effected by action of the Board of Directors and without shareholder approval.

          Outstanding awards and corporate earnings-per-share financial performance targets under AMP's various incentive compensation plans, and the Common Stock purchase rights granted under the Rights Agreement, dated as of October 25, 1989, as amended, between AMP and Chemical Bank, shall be adjusted as necessary or appropriate to reflect the two-for-one stock split where permitted under the terms of the applicable plan or agreement, as the case may be.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS.

     3 -   Articles of Amendment and the Restated Articles of Incorporation

     99 - Press release issued by AMP Incorporated on January 25, 1995

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

AMP Incorporated

      /s/   J.E. Marley
By:_________________________
     James E. Marley,
     Chairman of the Board


Date:     January 31, 1995

                                  EXHIBIT INDEX


Exhibit Number    Description                                     Page

      3           Articles of Amendment and the Restated           4
                  Articles of Incorporation                        6


      99          Press release issued by AMP Incorporated         9
                  on January 25, 1995